UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of	(I.R.S.
Incorporation or Organization)	Employer NO.)

23975 Park Sorrento, Suite 250

Calabasas, CA 91302

(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197

(Issuer’s telephone/facsimile numbers, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	NTWK	NASDAQ

Item 2.02 Results of Operations and Financial Condition.

On September 28, 2021, NetSol Technologies, Inc. issued a press release announcing results of operations and financial conditions for the quarter ended March 31, 2021. The press release is furnished as Exhibit 99.1 to this Form 8-K. Further, NetSol Technologies posted a summary presentation of the information presented in its form 10-K filed on September 28, 2021 on its investor relations section of its website. This presentation is furnished as Exhibit 99.2 to this Form 8-K.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

99.1	News Release dated September 28, 2021
99.2	Presentation dated September 28, 2021

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date:	September 28, 2021	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date:	September 28, 2021	/s/ Roger Almond
ROGER ALMOND
Chief Financial Officer

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